Financial Instruments - Derivatives Not Designated as Hedging Instruments - Net Effect on the Statement of Comprehensive Income / (loss) (Table) (Details) - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2016	Jun. 30, 2015	Jun. 30, 2016	Jun. 30, 2015
Derivative
Total	$ 1,690	$ (1)	$ 1,784	$ (200)
Interest and finance costs, net
Derivative
Interest rate swaps	1,073	171	1,040	106
Bunker swaps	0	867	0	524
Bunker put options	$ 617	$ (1,039)	$ 744	$ (830)